Catalyst Strategic Insider Fund

(Formerly known as Catalyst Strategic Value Fund)

Class A: STVAX Class C: STVCX

a series of

Mutual Fund Series Trust (the "Trust")

17605 Wright Street

 Omaha NE 68130

Supplement dated September 13, 2012 to the Prospectus dated November 1, 2011, as supplemented April 30, 2012 and the Statement of Additional Information (the “SAI”) dated November 1, 2011, as supplemented April 3, April 30 and July 10, 2012.

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Effective immediately, the name of the Catalyst Strategic Value Fund has been changed to the Catalyst Strategic Insider Fund. All references to the Catalyst Strategic Value Fund in the Prospectus and SAI are hereby changed to Catalyst Strategic Insider Fund.

The sections of the Prospectus labeled “Fund Summary - Principal Investment Strategies” and “Additional Information about the Funds’ Principal Investment Strategies and Related Risks – Principal Investment Strategies” are replaced in their entirety by the following:

Principal Investment Strategies:

The Fund invests primarily in common stocks of domestic issuers. The Fund may invest in companies of any market capitalization but has a concentration in medium capitalization stocks. The Fund seeks to invest in companies with the potential to earn high returns on invested capital while still generating a strong earnings yield and have exhibited recent insider buying by corporate executives or directors. The Fund will also write covered call options on the long equity positions or equity indexes.

Assets of the Fund are invested using a quantitative methodology followed by qualitative research. The quantitative analysis ranks stocks based on a combination of the company's return on invested capital and earnings yield. Return on invested capital is the company's earnings as a percentage of the company's total assets.  Earnings yield is the company's earnings per share as a percentage of the stock price. This methodology generally results in a selection of profitable companies with relatively low P/E ratios.

The highest scoring stocks from the quantitative analysis are then researched to identify which companies the portfolio manager believes have the best opportunity to maintain their financial performance and increase in value. The research includes an analysis of corporate insider trading activity. These stocks are purchased by the Fund as long positions.

The Fund may also sell short securities that are lower ranked from the quantitative process that the Advisor believes are unattractive and likely to underperform or have exhibited recent insider selling by corporate executives or directors. This means that the Fund may sell a security that it does not own when the Advisor believes that the value of the security will decline or underperform the long selections.

The Fund generally will hold long positions up to approximately 100% of the Fund's net assets, and short positions up to approximately 20% of the Fund's net assets. The long and short positions held by the Fund may vary over time as market conditions change.

Stocks are subsequently removed from the portfolio when the Advisor believes it is unlikely that the company can continue to generate a similar return on invested capital in the future, if corporate insiders start selling the stock or if the stock reaches the Advisor’s estimate of fair market value. Stocks sold short are repurchased when the Advisor believes the stock may no longer underperform.

To secure the Fund's obligation to cover its short positions, the Fund must pledge collateral as security to the broker. This pledged collateral is segregated and maintained with the Fund's custodian. The Fund will invest primarily in common stocks of domestic issuers. The Fund currently considers companies of any market capitalization but has a concentration in medium capitalization stocks.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The sections of the Prospectus labeled “Fund Summary - Principal Risks of Investing in the Fund” and “Additional Information about the Funds’ Principal Investment Strategies and Related Risks – Principal Investment Risks” are hereby updated to remove references to “Futures Risk” and “Leverage Risk”.

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You should read this Supplement in conjunction with the Prospectus, dated November 1, 2011, as supplemented April 30, 2012, and the Statement of Additional Information, dated November 1, 2011, as supplemented April 2, April 30 and July 10, 2012, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.